SELIGMAN
================================================================================
                                     SELECT
================================================================================
                                   MUNICIPAL
                                   FUND, INC.

                                     [LOGO]

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                                   MANAGED BY
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


                     PHOTO: COURTESY MICHIGAN TRAVEL BUREAU
                                                                    CESEL3c 9/96

================================================================================
TO THE STOCKHOLDERS

Seligman Select Municipal Fund had a positive third quarter based on net asset value, as it continued to provide monthly income free from regular income tax to its Stockholders. On a market price basis, however, the Fund underperformed. Specific performance information and a discussion with your Portfolio Manager about the past three months begin on page 2.

     Throughout the third quarter of 1996, the economy continued to grow at a healthy pace with virtually no inflationary repercussions and no action from the Federal Reserve Board to alter interest rates. Reports issued in September reflected the economy's health, showing improvement in production, new home sales, wages, and spending.

     With the lowest unemployment rate since June 1990, strong personal incomes, interest rates far below their 1980s levels, and few signs of inflationary pressure, consumer confidence as measured by The Conference Board rose 25% above its January 1996 level.

     In the municipal bond markets, the economy continued to display signs of strength in the third quarter, producing some concern in market participants about inflation and possible interest rate increases. Given conflicting economic reports, market participants were unable to form a consensus with respect to the direction of the economy, and, as a result, yields in the municipal markets rose or fell with the interpretations of each new economic report.

     On September 24, the Fed stated that it had not seen sufficient evidence of an acceleration in inflation to warrant an increase in the fed funds rate. Once the decision was announced, long-term municipal bond yields, as measured by the Bond Buyer 20-Bond General Obligation Index, declined slightly and ended the quarter at 5.76%. The unchanged monetary policy somewhat stabilized the municipal bond market by the end of the Fund's third quarter.

     Going forward, we foresee continued, albeit moderate, economic growth and a benign level of inflation. This environment of modest growth, combined with relatively stable interest rates, should be beneficial for financial markets in the months ahead. As always, there could be short-term volatility, but we remain confident in the long-term outlook.

     As we near the end of the year, we encourage you to review your overall investment portfolio. When doing so, you may wish to consult your financial advisor to discuss financial issues such as tax planning, and to ensure that you are following the best investment strategy to help you seek your financial goals.

     We thank you for your continued interest in Seligman Select Municipal Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman

                                                              /s/ Thomas G. Mole

                                                                 Thomas G. Moles
                                                                       President

October 30, 1996
--------------------------------------------------------------------------------
Important Telephone Numbers
---------------------------
STOCKHOLDER
SERVICES
(800) 874-1092

24-HOUR AUTOMATED
TELEPHONE ACCESS SERVICE
(800) 622-4597

================================================================================
Interview with Your Portfolio Manager

  ----------

   [PHOTO]

  ----------
THOMAS G. MOLES

WHAT ECONOMIC FACTORS AFFECTED SELIGMAN SELECT MUNICIPAL FUND OVER THE PAST THREE MONTHS?

Investor uncertainty over the strength of the economy continued to have a significant influence on the municipal bond market in the third quarter of 1996. Over the period, mixed economic data suggested weakness in some areas and vigor in others. Continuing the year's trend, yields in the municipal markets moved in response to each new economic report. Late in the quarter, the Federal Reserve Board's decision to leave the fed funds rate unchanged caused long-term yields to decline moderately through the end of the quarter.

WHAT WAS YOUR INVESTMENT STRATEGY IN THE PAST THREE MONTHS?

We believe that the economy is expanding at an acceptable rate of growth and that inflation remains in check. Therefore, we have been purchasing long-term municipal bonds, despite the market's frequent ups and downs. Additionally, to better protect the net asset value of the Fund during periods of rising interest rates, we have concentrated new acquisitions in current coupon bonds rather than discount or zero coupon bonds, as the prices of discount and zero coupon bonds are more vulnerable to rising interest rates.

Also, due to an increase in demand, there were shortages of certain types of municipal bonds. The supply imbalance pushed buyers to bid up prices to obtain the specific bonds they required, which caused a narrowing of the yield differentials within the various sectors of the market. Given the narrower yield spread between higher- and lower-quality bonds, there was little incentive to buy lower-quality bonds. Therefore, new Fund purchases during the quarter were of higher quality bonds. Though we primarily focus on our long-term goals rather than short-term gains, we continue to search for ways to improve the relative value of the Fund by taking advantage of aberrations and inefficiencies within the municipal marketplace.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The debate within the municipal markets over the strength of the economy, which caused this quarter's shifting markets, will most likely continue to influence the direction of interest rates in the short term. Our team, however, takes a long-term, conservative approach to managing your Fund. We believe municipal bond funds will continue to play an important role in helping investors meet their long-term financial goals, and we remain committed to maintaining a diversified portfolio of high-quality municipal bonds while providing our Stockholders with competitive yields.

=================================================================================================================================
Portfolio of Investments (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
                             Face                                                                       Ratings
State                       Amount                           Municipal Bonds                           Moody's/S&P   Market Value
---------------------------------------------------------------------------------------------------------------------------------
Alaska-- 4.5%             $10,000,000     Alaska Housing Finance Corp. (Collateralized
                                              Home Mortgage Rev.), 7.65% due 6/1/2024................    Aaa/AAA     $ 10,523,800
California-- 7.1%          10,000,000     San Francisco City and County Airports Commission
                                              (San Francisco International Airport Rev.), 6.30%
                                              due 5/1/2005*..........................................    Aaa/AAA       10,402,300
                            6,000,000     San Joaquin Hills Transportation Corridor Agency
                                              Senior Lien Toll Road Rev. (Orange County),
                                              6 3/4% due 1/1/2032....................................    NR/NR          6,233,460
Delaware-- 3.1%             6,500,000     Delaware Economic Development Authority
                                              Exempt Facilities Rev. (Delmarva Power and
                                              Light Co. Project), 7.60% due 3/1/2020*................    Aaa/AAA        7,119,515
District of                 9,000,000     Metropolitan Washington, D.C. Airports Authority
      Columbia-- 7.7%                         Airport System Rev., 7.60% due 10/1/2014*..............    A1/AA-         9,822,420
                            7,500,000     District of Columbia GOs, 7 1/2% due 6/1/2009..............    Aaa/AAA        8,222,400
Florida-- 7.6%              5,700,000     Brevard County Utility Rev., 7 3/8% due 3/1/2014...........    Aaa/AAA        6,065,826
                              975,000     Brevard County Utility Rev., 7 3/8% due 3/1/2014...........    Aaa/AAA        1,036,542
                            2,625,000     Florida Housing Finance Agency (Home Ownership
                                              Rev.), 7.90% due 3/1/2022*.............................    Aaa/NR         2,773,076
                            3,000,000     Florida Municipal Power Agency Rev. (St. Lucie
                                              Project), 5 1/2% due 10/1/2012.........................    Aaa/AAA        2,974,800
                            4,645,000     Orange County Housing Finance Authority
                                              (Mortgage Rev.), 7.80% due 10/1/2022*..................    Aaa/NR         4,901,450
Illinois-- 2.3%             5,000,000     Chicago O'Hare International Airport International
                                              Terminal Special Rev., 7 5/8% due 1/1/2010*............    Aaa/AAA        5,461,500
Indiana-- 2.3%              5,000,000     Indiana Employment Development Commission
                                              Environmental Rev. (Public Service Company of
                                              Indiana Inc.), 7 1/2% due 3/15/2015*...................    Aaa/AAA        5,469,950
Louisiana-- 5.0%           10,000,000     Louisiana Public Facilities Authority Hospital Rev.
                                              (Southern Baptist Hospitals, Inc. Project), 8%
                                              due 5/15/2012..........................................    NR/AAA        11,709,700
Massachusetts-- 3.4%        5,370,000     Massachusetts Housing Finance Agency (Multi-
                                              Family Residential Development Rev.), 7.65%
                                              due 2/1/2028*..........................................    Aaa/AAA        5,636,406
                            2,125,000     Massachusetts State GOs Consolidated Loan, 7 3/8%
                                              due 12/1/2008..........................................    Aaa/AAA        2,303,968
Michigan-- 2.5%             6,000,000     Royal Oak, Hospital Finance Authority Rev.
                                              (William Beaumont Hospital), 5 1/2% due 1/1/2020.......    Aa/AA          5,788,260
Nebraska-- 1.4%             3,185,000     Nebraska Investment Finance Authority (Single
                                              Family Mortgage Rev.), 8 1/8% due 8/15/2038*...........    Aaa/AAA        3,342,466
Nevada-- 5.6%               7,000,000     Clark County Industrial Development Rev. (Nevada
                                              Power Company Project), 7.80% due 6/1/2020*                Aaa/AAA        7,745,850
                            5,000,000     Washoe County Water Facility Rev. (Sierra Pacific
                                              Power Company Project), 6.65% due 6/1/2017*                Aaa/AAA        5,341,300
New Hampshire-- 5.7%        5,525,000     New Hampshire Housing Finance Authority (Single
                                              Family Residential Mortgage Rev.), 7.90% due
                                              7/1/2022*..............................................    Aa/A+          5,820,919
                            6,950,000     New Hampshire State Industrial Development
                                              Authority Pollution Control Rev. (The
                                              Connecticut Light and Power Company
                                              Project), 7 3/8% due 12/1/2019*........................    Aaa/AAA        7,597,949

----------
See footnotes on page 4.


                                       3


=================================================================================================================================
                                                                                                               September 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
                             Face                                                                       Ratings
State                       Amount                           Municipal Bonds                           Moody's/S&P   Market Value
---------------------------------------------------------------------------------------------------------------------------------


New Jersey-- 2.4 %        $ 2,000,000     New Jersey Educational Facilities Authority Rev.
                                              (Princeton University), 6% due 7/1/2024                    Aaa/AAA     $  2,028,960
                            3,315,000     New Jersey Housing & Mortgage Finance Agency
                                              (Home Buyer Rev.), 7.70% due 10/1/2029*................    Aaa/AAA        3,454,528
New York-- 7.6%            10,000,000     New York State Energy Research & Development
                                              Authority Electric Facilities Rev. (Consolidated
                                              Edison Co. NY Inc. Project), 6.10% due 8/15/2020.......    Aaa/AAA       10,244,500
                            7,500,000     New York State Thruway Authority Rev., 6% due
                                              1/1/2025...............................................    Aaa/AAA        7,613,925
Ohio-- 4.5%                 6,235,000     Ohio Housing Finance Agency (Single Family
                                              Mortgage Rev.), 7.65% due 3/1/2029*....................    NR/AAA         6,546,251
                            4,000,000     Ohio Turnpike Commission (Turnpike Rev.), 5.70%
                                              due  2/15/2017.........................................    Aaa/AAA        4,009,680
Pennsylvania-- 6.8%         2,500,000     Allegheny County Airport Rev. (Greater Pittsburgh
                                              International Airport), 6.80% due 1/1/2010*............    Aaa/AAA        2,692,175
                            3,000,000     Lehigh County Industrial Development Authority
                                              Pollution Control Rev. (Pennsylvania Power &
                                              Light Company Project), 6.40% due 11/1/2021............    Aaa/AAA        3,158,160
                           10,000,000     Philadelphia Airport Rev., 6.10% due
                                              6/15/2025*.............................................    Aaa/AAA       10,092,800
South Dakota-- 3.1%         6,765,000     South Dakota Student Loan Corporation Student
                                              Loan Rev., 7 5/8% due 8/1/2006*........................    Aaa/AAA        7,208,852
Tennessee-- 3.7%            8,000,000     Humphreys County Industrial Development Board
                                              Solid Waste Disposal Rev. (E.I. du Pont de
                                              Nemours & Co. Project), 6.70% due 5/1/2024*............    Aa3/AA-        8,527,520
Texas-- 6.6%                5,000,000     Matagorda County Navigation District No. 1
                                              Pollution Control Rev. (Houston Lighting and
                                              Power Company Project), 7 7/8% due 11/1/2016*..........    Aaa/AAA        5,116,400
                            5,000,000     Matagorda County Navigation District No. 1
                                              Pollution Control Rev. (Central Power and Light
                                              Co. Project), 7 7/8% due 12/1/2016*....................    Aaa/AAA        5,132,550
                            5,000,000     Matagorda County Navigation District No. 1
                                              Pollution Control Rev. (Central Power and Light
                                              Co. Project), 6 1/8% due 5/1/2030*.....................    Aaa/AAA        5,079,300
Washington-- 4.0%           2,000,000     Grant County Public Utility District No. 002 (Priest
                                              Rapids Hydroelectric Development Rev.), 7.70%
                                              due 1/1/2018*..........................................    A1/A+          2,152,140
                            6,000,000     Snohomish County Public Utility District Rev., 6%
                                              due 1/1/2018...........................................    Aaa/AAA        6,053,700
                            1,000,000     Spokane Regional Solid Waste Management System
                                              Rev., 7 3/4% due 1/1/2011*.............................    Aaa/AAA        1,082,610
                                                                                                                     ------------
TOTAL MUNICIPAL BONDS (COST $214,110,245)-- 96.9%....................................................                 226,487,908
SHORT-TERM HOLDINGS (COST $3,000,000)-- 1.3%.........................................................                   3,000,000
OTHER ASSETS LESS LIABILITIES-- 1.8%.................................................................                   4,261,453
                                                                                                                     ------------
NET INVESTMENT ASSETS-- 100.0%.......................................................................                $233,749,361
                                                                                                                     ============

----------
* Interest income earned from this security is subject to the federal alternative minimum tax.
Note: Investments in tax-exempt securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

================================================================================
INVESTMENT  RESULTS PER COMMON SHARE

--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED SEPTEMBER 30, 1996

                                                       Average Annual
                                                ----------------------------
                                                                    Since
                            Three      Nine      One      Five     Inception
                            Months    Months     Year     Years     2/15/90
                            ------    ------    ------    -----    --------
        Market Price        (1.24)%    4.26%    11.31%    7.93%      8.08%
        Net Asset Value      2.77      2.11      6.36     8.54       9.03

PRICE PER SHARE

                         September 30, 1996  June 30, 1996     March 31, 1996   December 31, 1995
                         ------------------  -------------     --------------   -----------------

Market Price               $    12.375          $   12.75        $   12.50           $   12.50
Net Asset Value                 12.13               12.01            12.09               12.51



DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                Capital Gain
                                     -------------------------------
               Dividend Paid**        Realized          Unrealized+
               ---------------        --------          -----------
                 $ 0.63            $    0.026           $    0.946

* These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are reinvested in additional shares. The rates of return will vary and the principal value of an inves fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

** Preferred Stockholders were paid dividends at annual rates ranging from 3.40% to 4.05%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders.

+ Represents the per share amount of unrealized appreciation of portfolio securities as of September 30, 1996.

--------------------------------------------------------------------------------


                                      5